Exhibit 10.12

Shanghai Commercial Bank Limited
Shop 3 Hutchison Estate
482 Castle Peak Road Kwai Chung
New Territories Hong Kong

Tel (852) 2429 7291 Fax (852) 2489 2239

www.shacombank.com.hk

Confidential

Our Reference: LPC77/344/2401114

4 October 2024

E-Commerce System Technology Ltd

Room D3, 17/F, Block D

TML Tower

3 Hoi Shing Road

Tsuen Wan, New Territories

Attention: Chow Yik Hang, Director

Dear Customer(s),

Re: Banking Facility(ies)

As discussed, we are pleased to offer the additional banking facility(ies) (“Facility(ies)”) as described in this letter (“Facility Letter”) to you subject to the provisions herein contained, the Terms and Conditions and the Appendix hereto (in which you may also be referred as “Borrower(s)”). Please note that the Appendix forms an integral part of this Facility Letter and the terms and expressions used herein are as defined and construed in the Appendix.

Description of Facility(ies)	Features

Term Loan (“Loan”) for HKD5,000,000	●	Interest on the Loan is to be charged at 1.5% p.a. below Prime. At current Prime of 5.875% p.a., the effective interest rate is 4.375% p.a.

	●	Each draw-down of the Loan should be made against invoice(s), debit note(s), email(s) and/or other proof of payment acceptable to us.

	●	The principal sum of the Loan is to be repaid in full on or before 31 March 2026 or at a later date to be agreed by us at our sole discretion. Interest is to be paid monthly commencing one month after the respective Loan draw-down date(s).

	●	Multiple draw-down of the Loan is allowed.

	●	As a goodwill gesture, a charge for each draw-down of the Loan has been waived.

	●	Purpose of the Loan is solely for your payment of expenses for listing on Nasdaq Capital Market in United States of America.

E-Commerce System Technology Ltd

Security(ies)	:	1.	A charge on cash deposits for not less than HKD5,000,000 held in the name of Wong Kang Kwong;

		2.	A continuing guarantee in our favour given by Chow Yik Hang to secure all amounts payable by E-Commerce System Technology Ltd for HKD5,000,000 together with interest, fees, costs and expenses in our approved form; and
		3.	A continuing guarantee in our favour given by Wong Kang Kwong to secure all amounts payable by E-Commerce System Technology Ltd for HKD5,000,000 together with interest, fees, costs and expenses in our approved form.

		(Collectively, “Security Document(s)”)

Prepayment	:	1.	Any partial prepayment of the loan(s) must be in the amount of HKD10,000 (or equivalent in any other currency) or its multiples.

		2.	You are also required to give at least 7 days’ prior written notice to us for full or any partial prepayment of the loan(s).

Loan Fee	:	A loan fee of HKD5,000 will be debited from your account maintained with us on the initial Loan draw-down date.

Please indicate your acceptance of the Facility(ies) by signing and returning the enclosed duplicate of this Facility Letter duly signed by you and the relevant party(ies), if any, within 14 days hereof, failing which the offer in this Facility Letter will lapse unless otherwise agreed by us.

Notwithstanding anything contained herein, the granting of the Facility(ies) to you by us is however subject to our actual receipt of sufficient collateral (if required) and/or the fulfilment of such other conditions as may be imposed by us for the Facility(ies). For the avoidance of doubt and without prejudice to our rights under this Facility Letter, the signing of this Facility Letter by the parties shall not constitute a commitment to the granting of the Facility(ies) to you by us unless and until we have actually received sufficient collateral (if required) and/or such other conditions have been fulfilled to our satisfaction.

E-Commerce System Technology Ltd

We also enclose a set of documents which should be completed and returned to us. If you have any queries regarding the completion of the required documents or this letter, please do not hesitate to contact Liu Wing Lun Alan, Vice President, Branch Manager at 24187238 or Lui Yuen Chung James, Assistant Relationship Manager at 24187239.

Yours sincerely,

For and on behalf of

Shanghai Commercial Bank Ltd

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